EGSI - Easements at Generating Plants Located in Texas

Site Name	Address	City	Texas County	State	Grantor	Date	Recordation Data in Real Property Records of Applicable Texas County	EGSI File No.	Notes

Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	The Lutcher and Moore Lumber Co	11/11/1959	Vol 244 page 499	Ent. File No. 8568	Spoilage and dredge material-Void after Jan 1,1967
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	E. W. Brown, Jr.	11/13/1959	Vol 244 page 497	Ent. File No. 8569	Spoilage and dredge material-Void after Jan 1,1967
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Babette Moore Odom, et al	11/6/1959	Vol 243 page 582	Ent. File No. 8570	Spoilage and dredge material
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	H. J. L. Stark	11/25/1959	Vol 244 page 303	Ent. File No. 8571	Spoilage and dredge material-Void after Jan 1,1967
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	H. L. Brown	9/22/1960	Vol 258 page 238	Ent. File No. 8575	Roadway
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	United States of America	12/16/1971	Vol 413 page 865	Ent. File No. 8638	Quitclaim/ spoilage and dredge material, 292 acres
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Sabine Pipe Line Company	9/12/1972	Vol 422 page 249	Ent. File No. 8640	Permit to remove levee
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	United Gas Pipe Line Company		Unrecorded	Ent. File No. 8566	Permit to construct pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	The Texas Pipe Line Company		Unrecorded	Ent. File No. 8574	Permit to maintain railroad tracks, canal and road
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Texas and New Orleans Railroad Company		Unrecorded	Ent. File No. 8576	Industry track agreement
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Gulf Oil Corporation		Unrecorded	Ent. File No. 8641	Easment/ relocation of water pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Big Three Industries, Inc.		Unrecorded	Ent. File No. 8642	Easment/ relocation of water pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	B.F. Goodrich Chemical Company		Unrecorded	Ent. File No. 8643	Easment/ relocation of water pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Sabine River Authority of Texas		Unrecorded	Ent. File No. 8655	Easment/ construction of water pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Nelda C. Stark		Unrecorded	Ent. File No. 8755	Easment/ maintaining oil and gas pipe line
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Nelda C. Stark		Unrecorded	Ent. File No. 8756	Amended Right of Way/ transmition lines
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Sabine River Authority of Texas		Unrecorded	Ent. File No. 8792	Right of Way/ to lay fiber optic cable
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Southern Pacific Transportaion		Unrecorded	Ent. File No. 8794	Cancellation of Industry Track Agreement
Sabine Power Plant	Round Bunch	Bridge City	Orange	TX	Southern Pacific Transportaion		Unrecorded	Ent. File No. 8795	Quitclaim of pipe line

Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Raymond N. Moore, et al	3/2/1961	Vol 264 page 452	Ent. File No. 8465	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	The East Beaumont Townsite Company	3/9/1961	Vol 265 page 82	Ent. File No. 8466	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Lyman H. Gentry, et al	2/23/1961	Vol 264 page 234	Ent. File No. 8467	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	William Seale	3/23/1961	Vol 265 page 574	Ent. File No. 8469	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	J. M. Peveto, et al	3/2/1961	Vol 264 page 450	Ent. File No. 8492	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	J. M. Peveto, et al	4/27/1961	Vol 267 page 525	Ent. File No. 8493	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Evelyn J. Wilkinson, guardian	12/21/1961	Vol 277 page 393	Ent. File No. 8491	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Evelyn J. Wilkinson	12/21/1961	Vol 277 page 390	Ent. File No. 8490	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	J. L. C. McFaddin, et al	12/29/1961	Vol 277 page 534	Ent. File No. 8489	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Allan D. Howell, et al	11/16/1961	Vol 276 page 143	Ent. File No. 8487	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	William Seale	11/16/1961	Vol 276 page 140	Ent. File No. 8486	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	William Seale	11/16/1961	Vol 276 page 137	Ent. File No. 8485	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Maud Lillian Allen	11/16/1961	Vol 276 page 131	Ent. File No. 8484	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	B. F. Mansfield, et al	11/16/1961	Vol 276 page 146	Ent. File No. 8483	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Allan D. Howell, et al	4/27/1961	Vol 267 page 532	Ent. File No. 8479	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	J. M. Peveto, et al	4/27/1961	Vol 267 page 528	Ent. File No. 8478	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	B. F. Mansfield, et al	4/27/1961	Vol 267 page 462	Ent. File No. 8477	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Maud Lillian Allen, et al	4/13/1961	Vol 267 page 42	Ent. File No. 8475	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	J. M. Peveto, et al	4/20/1961	Vol 267 page 88	Ent. File No. 8476	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Raymond N. Moore, et al	3/30/1961	Vol 266 page 244	Ent. File No. 8470	Water well easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	William Seale	3/17/1961	Vol 265 page 571	Ent. File No. 8468	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Matthew Cartwright	9/19/1925	Vol 259 page 537	Ent. File No. 8431	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Mary R. Corley, et al	9/19/1925	Vol 259 page 533	Ent. File No. 8432	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	J. I. Cartwright	9/19/1925	Vol 259 page 535	Ent. File No. 8433	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	B. S. Roberts	9/19/1925	Vol 259 page 539	Ent. File No. 8434	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	I. R. Cartwright	9/19/1925	Vol 259 page 542	Ent. File No. 8437	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	John JaVolson	9/19/1925	Vol 259 page 525	Ent. File No. 8438	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	B. P. Cartwright, et al	9/19/1925	Vol 259 page 541	Ent. File No. 8439	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	B. P. Cartwright, et al	9/22/1925	Vol 258 page 348	Ent. File No. 8440	Acess easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Magnolia Petroleum Company	6/7/1926	Vol 269 page 119	Ent. File No. 8445	Tract easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Socony Mobile Oil Company, Inc.	8/25/1961	Vol 1272 page 95	Ent. File No. 8482	Pipeline easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Texarkana & Fort Smith Railway Company		Unrecorded	Ent. File No. 8441	License
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	Magnolia Petroleum Company		Unrecorded	Ent. File No. 8442	Track easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Harris	TX	Texas and New Orleans Railway Company		Unrecorded	Ent. File No. 8444	Track easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Jefferson	TX	W. P. H. McFaddin, Jr., et al		Unrecorded	Ent. File No. 8449	Track easment
Neches Power Plant	3515 Fannin Suite 103	Beaumont	Orange	TX	Evelyn J. Perry Wilkinson, et al		Unrecorded	Ent. File No. 8488	Application for sale of easment

Lewis Creek Power Station	11191 Longstreet	Willis	Montgomery	TX	J. S. Hulon, et al	9/11/1967	Vol 646 page 164	Ent. File No. 8992	Acess easment
					Texas Intrastate Gas Company	11/8/1968	Vol 673 page 472	Ent. File No. 9028	Release of easment
					Estelle Goff Ray, et all	12/23/1971	Unrecorded	Ent. File No. 9041	Acess easment
Acess easment
				TX	H.C. Cole et al	2/3/1973	Vol 255, page 133	Ent. File No. 8822	Easement for Weather Station

EGS JSP Unrecorded Easements Texas Power Plants - Sabine Station

Unrecorded Neches Power Plant Encumbrances, Servitudes, Easements
DOCUMENT ID	DOCUMENT TYPE	GRANTOR	GRANTEE	DOCUMENT DATE	PURPOSE

ENT-8564	EASEMENT	Gulf States Utilities Co.	W. L. Chandler	9/29/1959	ACCESS / USE
LEGAL DESCRIPTION	40' easement brgining in the W line of the GSU Co. 280' ROW from Chandler, et ux, thence E 360'.
ENT-8566	PERMIT	United Gas Pipe Line Co.	Gulf States Utilities Co.	11/6/1959	TRACK
LEGAL DESCRIPTION	ROW dated 11/8/43 Vol. 76 p. 501 and easement dated 9/19/51 Vol.137 p.626.
ENT-8572	EASEMENT ASSIGNMENT	Gulf States Utilities Co.	H. L. Stark	12/17/1959	ROADWAY
LEGAL DESCRIPTION	An easement across 2 tracts: ROW across the Larkin R.Thomas Survey and the John C. Kucher Survey; a ROW in the C. D. Celestine Survey.
ENT-8574	PERMIT	Texas Pipeline Co.	Gulf States Utilities Co.	3/9/1960	TRACK
LEGAL DESCRIPTION	Across Enineers Station 578+90 and Engineers Station 694+10.
ENT-8576	PERMIT	Texas and New Orleans Railroad Co.	Gulf States Utilities Co.	3/21/1960	TRACK
LEGAL DESCRIPTION	SEE CORECTION DEED ENT-8580 1,449' in length of spur and siding from Engineer's Station 5063+35 thence W.
ENT-8577	EASEMENT	Gulf States Utilities Co.	E. W. Brown, Jr.	9/9/1960	ROADWAY
LEGAL DESCRIPTION	A 50' easement beginning 250' SW from the SE corner of the Odom tract, thence SW 50', thence SE 147.32", thence SE 891.33', thence 888.39', thence NE 57.78', thence NW 1,065.05', thence NW 853.33', thence NW 146.95' to point of beginning containing 3.51 acres.
ENT-8578	EASEMENT ASSIGNMENT	Gulf States Utilities Co.	E. W. Brown, Jr.	7/1/1960	ROADWAY
LEGAL DESCRIPTION	An easement across 2 tracts: ROW across the Larkin R.Thomas Survey and the John C. Kucher Survey; a ROW in the C. D. Celestine Survey.
ENT-8579	EASEMENT	Gulf States Utilities Co.	E. W. Brown, Jr.	7/1/1960	ROADWAY
LEGAL DESCRIPTION	Beginning at a point in the SW corner of the John Turner Survey A-182; thence NW 100.4', thence SW 101', thence SW 2,284.96', thence NE 129.36', thence NE 2,200.34', thence NE 100.99' to point of beginning.
ENT-8580	PERMIT	Texas and New Orleans Railroad Co.	Gulf States Utilities Co.	9/1/1960	TRACK
LEGAL DESCRIPTION	Length of track changed from 21,790' to 21,731.65'.
ENT-8581	EASEMENT	Gulf States Utilities Co.	Texas and New Orleans Railroad Co.	10/6/1960	TRACK
LEGAL DESCRIPTION	Across 11 separate tracts of land: from Chandler, Walles, Cormier, Hollis, Pan American Petroleum Corp., Cherry, Pan American Petroleum Corp., Lutcher and Moore Lumber Co.
ENT-8583	EASEMENT	Gulf States Utilities Co.	Humble Oil and Refining Co.	4/5/1961	PIPELINE
LEGAL DESCRIPTION	SEE CORECTION DEED ENT-8584 A pipeline across 164.97 acres and 161.34 acres out of the John Turner Survey A-182 and the William Davis Survey A-7.
ENT-8584	EASEMENT AMENDMENT	Gulf States Utilities Co.	Humble Oil and Refining Co.	10/11/1961	PIPELINE
LEGAL DESCRIPTION	Pipeline segmented into 6 sites: 26" pipeline ROW,16" pipeline ROW, 6" pipeline Row, valve sites, metering station site, burning pit site.
ENT-8586	EASEMENT	Gulf States Utilities Co.	Gulf Oil Corporation	8/27/1962	PIPELINE
LEGAL DESCRIPTION	A pipeline entering tract 1 (Deed dated 10/29/59) on its SW border, thence NE 381'.
ENT-8587	CONTRACT	Gulf States Utilities Co.	Gulf Oil Corporation	4/15/1963	OTHER
LEGAL DESCRIPTION	Beginning at the intersection of the GSU tract from Lutcher and Moore Lumber Co. and the N bank of the Neches River, thence NW 20', thence NW 20', thence SW 25', thence SE 22', thence E 32' to point of beginning.
ENT-8595	EASEMENT	Gulf States Utilities Co.	Big Three Pipeline Co.	1/8/1964	PIPELINE
LEGAL DESCRIPTION	A pipeline entering tract 1 (Deed dated 10/29/59) on its NE border, thence SW 350'.
ENT-8597	EASEMENT	Gulf States Utilities Co.	Humble Oil and Refining Co.	12/21/1965	PIPELINE
LEGAL DESCRIPTION	A pipeline beginning at a point on the W line of GSU's 400' ROW same as the E line of H.J.L. Starks's tract, thence NE 512.5'.
ENT-8605	EASEMENT AMENDMENT	Gulf States Utilities Co.	Houston Contracting Co.	3/3/1967
LEGAL DESCRIPTION	An amendment to the terms in paragraph to previous ROW agreement.
ENT-8609	EASEMENT	Gulf States Utilities Co.	Pipe Line Technologists, Inc.	7/5/1968	PIPELINE
LEGAL DESCRIPTION	An easement entering tract 1 (Deed dated 10/29/59) in the SW line; thence NE 42', thence NE 339'.
ENT-8612	EASEMENT	Gulf States Utilities Co.	Port Authur Hunting Club	6/9/1970	ROADWAY
LEGAL DESCRIPTION	Beginning in the SW corner of the John Turner Survey A-182; thence NW 100.4', thence SW 101', thence SW 2,284.96', thence NE 129.36', thence NE 2,200.34', thence NE 100.99' to point of beginning.
ENT-8623	EASEMENT	Amoco Production Co.	Gulf States Utilities Co.	6/25/1971	SPOILAGE
LEGAL DESCRIPTION	Lands of grantor in the C.D. Celestine Survey A-258.
ENT-8641	EASEMENT	Gulf Oil Corporation	Gulf States Utilities Co.	7/3/1972	PIPELINE
LEGAL DESCRIPTION	An easement on Grantor's ROW +2' across the proposed Sabine Cooling Pond as shown on drawing dated 3/29/72.
ENT-8642	EASEMENT	Big Three Industries, Inc.	Gulf States Utilities Co.	7/3/1972	PIPELINE
LEGAL DESCRIPTION	An easement on Grantor's ROW +2' across the proposed Sabine Cooling Pond as shown on drawing dated 3/29/72.
ENT-8643	EASEMENT	B. F. Goodrich	Gulf States Utilities Co.	8/8/1972	PIPELINE
LEGAL DESCRIPTION	An easement on Grantor's ROW +2' across the proposed Sabine Cooling Pond as shown on drawing dated 3/29/72.
ENT-8648	PERMIT	Gulf States Utilities Co.	J. E. Chandler	4/2/1973	ACCESS / USE
LEGAL DESCRIPTION	A 40' easement beginning at a point in the W line of GSU' 280' ROW from Chandler, et ux, thence E to a point 360' N from the S line of John M. Henrie Survey.
ENT-8649	EASEMENT AMENDMENT	Gulf States Utilities Co.	Exxon Corporation	4/30/1973	PIPELINE
LEGAL DESCRIPTION	An amendment to the terms in paragraph to previous ROW agreement (ENT- 8584) for metering station site section.
ENT-8651	EASEMENT	Gulf States Utilities Co.	UCAR Pipeline Incorporated	2/15/1977	VALVE
LEGAL DESCRIPTION	Grantor's property in 164.97 acres across William Davis Survey A-7 and the John Turner Survey A-182 in deed dated 6/12/59 Vol. 237 p. 415.
ENT-8653	EASEMENT	Gulf States Utilities Co.	UCAR Pipeline Incorporated	9/26/1977	VALVE
LEGAL DESCRIPTION	See attached survey.
ENT-8655	EASEMENT	Sabine River Authority of Texas	Gulf States Utilities Co.	7/1/1978	OTHER
LEGAL DESCRIPTION	30' wide easement beginning at Grantor's Lateral 16, thence S to a point 1250' S of Roundbunch Rd.
ENT-8656	EASEMENT	Gulf States Utilities Co.	Shell Pipe Line Corporation	2/5/1979	PIPELINE
LEGAL DESCRIPTION	A pipeline easement, beginning at a point on the W ROW fence of the Southern Pacific RR and the W boundary of 10.81 acre tract, thence NE 422'.
ENT-8657	EASEMENT	Gulf States Utilities Co.	Big Three Pipeline Co.	9/25/1980	PIPELINE
LEGAL DESCRIPTION	A pipeline easement entering W line of Tract 2 deed dated 11/8/71 Vol. 412 p. 938, thence NE 134.1'.
ENT-8658	EASEMENT	Gulf States Utilities Co.	Houston Pipeline Co.	9/5/1984	VALVE
LEGAL DESCRIPTION	An easement across a 3.02 acre tract in deed Vol. 576 p. 989, thence SW 423.49', thence S 136.40', thence NE 321.16' thence NW 177.1' to point of beginning.
ENT-8659	EASEMENT	Gulf States Utilities Co.	Big Three Industries, Inc.	9/11/1980	PIPELINE
LEGAL DESCRIPTION	A pipeline easement entering the S line of tracts in deed dated 6/12/59 Vol. 237 p. 410, thence NE 185.18'.
ENT-8660	EASEMENT	Gulf States Utilities Co.	Big Three Industries, Inc.	8/25/1981	PIPELINE
LEGAL DESCRIPTION	An easement 35' x 60' for an anode field and an underground cable easement across tract deed dated 11/22/66 Vol. 361 p. 280.
ENT-8661	EASEMENT	Gulf States Utilities Co.	Union Carbide Corporation	11/19/1981	PIPELINE
LEGAL DESCRIPTION	A pipeline easement across grantor's property in the John Turner Survey A-182.
ENT-8662	EASEMENT	Gulf States Utilities Co.	Union Carbide Corporation	3/30/1982	PIPELINE
LEGAL DESCRIPTION	A pipeline easement across grantor's property in the William Davis Survey A-7.
ENT-8665	EASEMENT AMENDMENT	Gulf States Utilities Co.	Genesis Petroleum Co.	11/29/1982	PIPELINE
LEGAL DESCRIPTION	All of Pengo Petroleum Inc.'s easements.
ENT-8667	EASEMENT	Gulf States Utilities Co.	Golden Triangle Gas Distribution	9/22/1983	PIPELINE
LEGAL DESCRIPTION	No property description (see attached surveys exhibit A and exhibit B).
ENT-8750	EASEMENT AMENDMENT	Gulf States Utilities Co.	Lutcher and Moore Lumber Co.	10/11/1983	PIPELINE
LEGAL DESCRIPTION	An additional 10' x 10' easement onto easement dated 1/31/52 Vol. 144 p. 202.
ENT-8751	PERMIT	Gulf States Utilities Co.	Exxon Corporation	11/18/1983	ACCESS / USE
LEGAL DESCRIPTION	GSU plant access road (see attached survey).
ENT-8752	EASEMENT ASSIGNMENT	Gulf States Utilities Co.	Sabine Gas Transmission Co.	4/30/1984	PIPELINE
LEGAL DESCRIPTION	A pipeline easement beginning at the intersection of the centerline of the T & NO RR ROW with the W line of deed Vol. G p. 8, thence SE282.7', thence NE528.34', thence NW 2,018.33', thence NW 250.69'.
ENT-8754	EASEMENT	Gulf States Utilities Co.	Sabine Gas Transmission Co.	7/27/1984	PIPELINE
LEGAL DESCRIPTION	A pipeline easement beginning at the intersection of existing Sabine Gas Transmission Co. ROW with S ROW line of FM Hwy. 1442; thence SW 10', thence SW 443.33'.
ENT-8757	EASEMENT	Gulf States Utilities Co.	Sabine Gas Transmission Co.	4/13/1984	PIPELINE
LEGAL DESCRIPTION	A pipeline easement running over tracts numbered 1-8 of grantor's property.
ENT-8758	EASEMENT ASSIGNMENT	Gulf States Utilities Co.	Sabine Gas Transmission Co.	4/13/1984	PIPELINE
LEGAL DESCRIPTION	A pipeline easement running over tracts designated tracts I-III.
ENT-8760	EASEMENT	Gulf States Utilities Co.	Sabine Gas Transmission Co.	5/15/1984	VALVE
LEGAL DESCRIPTION	A pipeline easement beginning at the SE corner of the tract deed Vol. 540 p. 211, thence NE 553.86', thence SW 351.69, thence SE 226.34', thence SE 163.74', thence NE 17.01' to point of beginning.
ENT-8779	EASEMENT	Gulf States Utilities Co.	Exxon Corporation	8/14/1984	PIPELINE
LEGAL DESCRIPTION	A pipeline easement across 4 tracts designated tracts A-D (see attached survey exhibit B).
ENT-8788	EASEMENT	Gulf States Utilities Co.	Exxon Corporation	3/3/1989	PIPELINE
LEGAL DESCRIPTION	No property description (see exhibit A).
ENT-8790	EASEMENT	Gulf States Utilities Co.	Big Three Industrial Gas, Inc.	1/22/1991	PIPELINE
LEGAL DESCRIPTION	Beginning at a point in the NW corner of 103.74 acre GSU tract, thence N 940.2', thence NE 881.9', thence NE 4,648.2', NE 4,171.3'.
ENT-8791	EASEMENT	Gulf States Utilities Co.	Big Three Industrial Gas, Inc.	8/12/1992	PIPELINE
LEGAL DESCRIPTION	Beginning at a point in the NW corner of GSU 5.48 acre tract, thence SE 443.9', thence SW 11.9', thence NE 32.5', thence SE 745.5', thence 357.2', thence NE 550.8'.
ENT-8792	EASEMENT	Sabine River Authority of Texas	Gulf States Utilities Co.	8/19/1992	COMMUNICATIONS
LEGAL DESCRIPTION	An easement across 4 tracts of land designated tracts 1-4; the main canal, the lateral No. 15, the Main Canal, the lateral No. 16.
ENT-8793	EASEMENT ASSIGNMENT	Ameripol Synpol Corporation	Uniroyal Goodrich Tire Co.	1/11/1992	PIPELINE
LEGAL DESCRIPTION	All of Ameripol Synpol Corporation easements.
ENT-8794	PERMIT	Southern Pacific Transportation Co.	Gulf States Utilities Co.	9/30/1992	TRACK
LEGAL DESCRIPTION	All trackage in easement dated 3/21/60 Vol. 269 p. 119.
ENT-8810	EASEMENT	Gulf States Utilities Co.	Liquid Carbonic Industries Corporation	7/19/1995	PIPELINE
LEGAL DESCRIPTION	GSU'S property in R. H. Bland A-351, D. C. Bland A-511, J. V. Fleming A-79, P. T. A-380 and John H. Forsyth A-79.

EGS BSP Unrecorded Easements Texas Power Plants - Lewis Creek Plant

Unrecorded Lewis Creek Plant Encumbrances, Servitudes, Easements
DOCUMENT ID	DOCUMENT TYPE	GRANTOR	GRANTEE	DOCUMENT DATE	PURPOSE

ENT-9006	EASEMENT	Montgomery County	Gulf States Utilities Co.	11/16/1967	WATER
LEGAL DESCRIPTION	A pipeline along Cude Cemetery Rd. and River Rd.
ENT-9007	EASEMENT	Gulf States Utilities Co.	Sam Houston Electric Cooperative	11/16/1967	UTILITY
LEGAL DESCRIPTION	A 10' wide aesement center line beginning on the E line of the GSU tract in William Weir Survey A-42, thence NW 1,185'.
ENT-9023	CONTRACT	Gulf States Utilities Co.	Texas Intrastate Gas Co.	8/15/1968	OTHER
LEGAL DESCRIPTION	A 50' easement beginning on the N boundry line of 105.59 acre GSU tract from Seniff, thence SW 381.8', thence SW 1069.4', thence SW1662', thence SW 696.5', thence SW 200', thence SW 200', thence SW 200'.
ENT-9025	EASEMENT	The Moran Corporation	Gulf States Utilities Co.	8/15/1968	UTILITY
LEGAL DESCRIPTION	300' easement across 2 tracts: a 66 acre tract situated in the Neil Martin Survey A-26, and a 117.16 acre tract situated in the B. F. Burke Survey A-92.

EGS BSP Unrecorded Easements Texas Power Plants - Neches Power Plant

Unrecorded Neches Power Plant Encumbrances, Servitudes, Easements
DOCUMENT ID	DOCUMENT TYPE	GRANTOR	GRANTEE	DOCUMENT DATE	PURPOSE

ENT-8441	LICENSE	Texarkana & Fort Smith Railway Co.	Eastern Texas Electric Co.	9/24/1925	TRACK
LEGAL DESCRIPTION	Certain of TF&S switch tracks (see attached survey).
ENT-8442	EASEMENT	Magnolia Petroleum Co.	Gulf States Utilities Co.	4/9/1926	TRACK
LEGAL DESCRIPTION	Beginning at the SE corner of the Miller and Vidor Lumber Co. 20 acre tract, thence N 6.8', thence NE 414.3', thence S 34.73', thence W 413.4' to point of beginning containing 2 acres.
ENT-8444	EASEMENT	Texas and New Orleans Railroad Co.	Gulf States Utilities Co.	2/1/1926	TRACK
LEGAL DESCRIPTION	No description (see attached survey).
ENT-8447	EASEMENT	Gulf States Utilities Co.	United States of America	1/23/1936	OTHER
LEGAL DESCRIPTION	Beginning at the point of the S boundry line of GSU, thence NW 406.6', thence SE 460', thence W 50' to the point of beginning containing .38 acres.
ENT-8448	EASEMENT	Gulf States Utilities Co.	United Gas Pipe Line	7/27/1939	PIPELINE
LEGAL DESCRIPTION	A 12" pipeline beginning in the projected building line of GSU's Chlorine Container Storage House, thence SE 12.66', thence SW 38.25', thence NW 12.66', thence NE 38.25'.
ENT-8449	EASEMENT	W. P. H. McFaddin, Jr., et al	Gulf States Utilities Co.	4/25/1950	UTILITY
LEGAL DESCRIPTION	A 50' easement beginning on the NW line of Pelham Humphries Survey, thence SE 4,507', etc.
ENT-8450	LICENSE	Gulf States Utilities Co.	City of Beaumont	4/14/1951	PIPELINE
LEGAL DESCRIPTION	A 6" pipe running from a point in the intersection of the S city limit line and the W line of Sycamore St. to the NE corner of Block 2 containing 8740 lineal ft.
ENT-8460	EASEMENT	Gulf States Utilities Co.	Humble Oil and Refining Co.	7/3/1957	PIPELINE
LEGAL DESCRIPTION	A 16" pipe line beginning in the S line of GSU 54.683 acre tract, thence NE 40', thence NE 109', thence NE 2,115', thence NW 85', thence NE 475', thence NE 108', thence NE 107', thence NE5'.
ENT-8462	LICENSE	Gulf States Utilities Co.	Kansas City Southern Railway Co.	9/16/1960	TRACK
LEGAL DESCRIPTION	All of GSU's RR easements and spur track.
ENT-8463	EASEMENT	Gulf States Utilities Co.	Socony Mobil Oil Co., Inc.	10/10/1960	ACCESS / USE
LEGAL DESCRIPTION	A 125' easement beginning at NW corner of 5.48 acre tract in the N line of Block 3, thence E 732.2'.
ENT-8464	PERMIT	Gulf States Utilities Co.	Kansas City Southern Railway Co.	9/16/1960	TRACK
LEGAL DESCRIPTION	All of GSU's RR easements and spur track.
ENT-8474	EASEMENT	C. A. Hollis	Gulf States Utilities Co.	4/23/1961	PIPELINE
LEGAL DESCRIPTION	A 10' easement between 2 .5 acre tracts.
ENT-8480	EASEMENT	Gulf States Utilities Co.	Humble Oil and Refining Co.	5/11/1961	PIPELINE
LEGAL DESCRIPTION	An easement over 3 tracts of land, mostly the GSU property adjacent to the McFaddin tract.
ENT-8488	EASEMENT	Evelyn J. Perry Wilkinson, guardian	Gulf States Utilities Co.	11/28/1961	OTHER
LEGAL DESCRIPTION	A 24" pipeline entering the W line of Grantor's property, thence SE 50' thence SE 33'.
ENT-8498	PERMIT	Gulf States Utilities Co.	Southern Pacific Co.	2/27/1968	TRACK
LEGAL DESCRIPTION	No description (see attached survey).
ENT-8499	LICENSE	Gulf States Utilities Co.	Pennwalt Corporation	9/25/1973	TRACK
LEGAL DESCRIPTION	150' easement running E to W across Blocks 1 & 2 of Columbus Cartwright Subdivision 2.
ENT-8500	EASEMENT	Gulf States Utilities Co.	Mobil Oil Corporation	11/25/1974	ROADWAY
LEGAL DESCRIPTION	7 easements, one roadway easement and 6 pipeline easements.
ENT-8501	EASEMENT AMENDMENT	Gulf States Utilities Co.	Pennwalt Corporation	7/9/1976	PIPELINE
LEGAL DESCRIPTION	150' easement running E to W across Blocks 1 & 2 of Columbus Cartwright Subdivision 2.
ENT-8502	EASEMENT ASSIGNMENT	Gulf States Utilities Co.	Jefferson County	8/11/1978	ROADWAY
LEGAL DESCRIPTION	A 1.427 acre tract out of Lots 1, 2, 3, and 4 in Block 1 of Cartwright and Roberts Subdivision "B", beginning in the W line of Lot 1, 328.1' S of the NW corner of Lot 1, thence NE 230.63, thence NE 275.4', thence 184.09', thence NE 257.43', thence 73.72', thence NW 405.96', thence SW 541.58, thence 63.61'.
ENT-8506	EASEMENT	Gulf States Utilities Co.	City of Beaumont	2/18/1991	PIPELINE
LEGAL DESCRIPTION	8" water pipe on, across, and along Plant Road.
ENT-8508	LICENSE	Gulf States Utilities Co.	Elf Atochem	5/18/1993	ROADWAY
LEGAL DESCRIPTION	No description (see attached survey).
ENT-8509	EASEMENT ASSIGNMENT	Entergy Gulf States, Inc.	United Texas Transmission Co.	8/6/1997	PIPELINE
LEGAL DESCRIPTION	All of GSU's easements to Humble Oil and Refining Company.
ENT-9070	EASEMENT	Gulf States Utilities Co.	Winnie Pipeline Co.	3/19/1991	PIPELINE
LEGAL DESCRIPTION	In the W line of 5.48 acre tract N 237' from SW corner, thence SE 250' to existing Winnie Pipeline Company pipeline.
ENT-9072	LICENSE	Gulf States Utilities Co.	AWARE Engineering	3/31/1993	ROADWAY
LEGAL DESCRIPTION	No description (see attached survey).
ENT-9073	LICENSE	Gulf States Utilities Co.	P. D. Glycol, Inc.	5/18/1993	ROADWAY
LEGAL DESCRIPTION	<PAGE WITH LEGAL DESCRIPTION NOT INCLUDED. >